Putnam
Pennsylvania
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The dramatic twists and turns of the economy and the bond market during the first half of Putnam Pennsylvania Tax Exempt Income Fund's fiscal year provided plenty of challenges for Fund Manager Susan McCormack and the credit team that supports her.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp decline in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that in the face of these dramatic turns, Pennsylvania's municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Susan discusses in detail the environment in which the team worked during the period and reviews the strategy they used within that framework, both before and after the attacks. She is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Susan A. McCormack

An investor "flight to quality," continued interest-rate easing by the Federal Reserve Board, and low inflation were among several factors that contributed to solid results for Putnam Pennsylvania Tax Exempt Income Fund over the six months ended November 30, 2001. In fact, events over this period clearly illustrate the oft-inverse relationship between economic growth and municipal bond performance. For while the U.S. economy has struggled these past months, municipal bonds have performed relatively well. Of course, the post-September 11th downturn in the airline sector did negatively affect the entire transportation sector of the municipal market; however, your fund had just one airline-related holding at the time of the attacks.

Total return for 6 months ended 11/30/01

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   4.47%  -0.52%    4.13%  -0.87%    4.19%   0.75%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

* LOWER RATES, INVESTORS' QUALITY FOCUS  HELPED MUNIS

The past six months have been a challenging time for the U.S. economy. Economic reports throughout the summer and fall were quite weak, while inflation remained low. The weakness was manifest in a variety of industrial sectors, although technology companies were particularly hard hit. Then, the tragic events of September 11 exacerbated these problems, although most analysts do not expect a prolonged downturn.

In the aftermath of September 11, investors staged a significant "flight to quality." While this move initially favored Treasuries, investors soon broadened their horizons to include municipal bonds as well. These strong cash inflows have provided a solid underpinning for the market and as municipal issuance declined, market technicals improved. Investors became a bit jittery in November, as they often do in the latter stages of an interest rate cycle, although your fund's lower-rated holdings helped cushion against the downside effect.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals               21.8%

Education               21.6%

Water & sewer           13.9%

Utilities                9.0%

Transportation           6.8%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.


Since the beginning of the year, the Federal Reserve Board has been on an easing tack, lowering the benchmark Federal Funds rate five times from 4% to 2% through the end of the period. In early December, the Fed lowered rates again, now attempting to pull the economy out of the recession that many economists believe began as early as March. While short-term interest rates were falling, rates on long-term bonds crept upward. The upward movement of long-term rates was caused, in part, by increasing uncertainty about the economy. Another factor was the concern that Fed-induced liquidity (whereby lower short-term interest rates induce consumers and businesses to spend more, increasing the economy's "liquidity") and higher government spending could lead to inflation. As short-term rates fell and long-term rates rose, the yield curve became steeper, reaching its steepest point in early October.

As the period drew to a close, U.S. economic data became less pessimistic. It also appeared that the war in Afghanistan would be less prolonged than originally believed. These factors combined to create a more optimistic mood, and the market began to anticipate an end to the Fed cycle of easing relatively soon. Overall, yields rose and the yield curve began to flatten as yields on short- and intermediate-term securities backed up more than those on long-term bonds.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 48.9%

AA/Aa -- 3.4%

A -- 6.3%

BBB/Baa -- 36.5%

BB/Ba -- 3.0%

Other -- 1.9%

Footnote reads:
*As a percentage of market value as of 11/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* HIGH-YIELD BONDS, INVERSE FLOATERS CONTRIBUTED TO PERFORMANCE

Your fund has been, and remains, a high-quality fund, with 53% of its assets rated Aa/AA or higher by the major bond rating agencies. However, the fund also invests in lower-rated, higher-yielding bonds, although they are sometimes difficult to find because of Pennsylvania's high credit rating.

While individual high-yield bonds did contribute substantially to performance, the events of September 11 sparked widespread declines in the lower-rated, or "credit" sectors as concerned investors shunned the added risk of these securities. Credit yield spreads -- the difference in yield between Treasuries and lower-rated, higher-risk securities -- widened immediately and airline bonds were downgraded to junk bond status. This did affect the transportation sector of the municipal bond market, as many bonds within this sector are backed by airlines. We believe the airline downgrades may be an overreaction, and that while there may be some defaults and bankruptcies among the smaller carriers, the larger ones should survive.

At the time of the attacks, your fund only had one airline-related holding, and so was relatively unscathed by the credit quality meltdown among airline bonds. That holding, Aero Philadelphia, was an older bond used to finance an air cargo facility and it did lose some value. However, because the fund had such small exposure to airline-related securities, we took advantage of the dip in bond prices to purchase some American Airlines bonds issued by the Puerto Rico Ports Authority. Based on meticulous analysis of its operations, management, and balance sheet, Putnam's credit analysts believe that American Airlines will be able to service its debt for the foreseeable future.

Amidst the challenging post-September 11th environment for lower-rated municipal credits, there were some bright spots. Some of these sectors, most notably the hospital sector, have already undergone their own recessions and are now showing improvement. For hospitals, the trouble began when the 1996 Federal Tax Act significantly cut reimbursement for health care expenses. After enduring some very difficult years, many of today's hospitals emerged stronger, leaner, and more efficient -- and the value of their municipal bonds is beginning to reflect these changes. In fact, two of the fund's top performers for the period were hospital bonds: Allegheny County's South Hills Health Care Center and Delaware County's Crozer-Chester Medical Center.

"Municipal bonds have outperformed in months past, and while we cannot expect this outperformance to continue as the economy strengthens and stocks begin to rise, the outlook for munis remains strong. As always, they provide a solid core of tax-free income and total return potential for investors with tax concerns."

-- Susan A. McCormack, portfolio manager, Putnam Pennsylvania Tax Exempt
   Income Fund


Lower-rated bonds from the education sector also provided solid returns during the period, and we added to our holdings in this sector. Pennsylvania has many stable, well-established colleges and universities, not all of which have endowments to finance additions to physical infrastructure. Over the period, we added two higher-yielding education bond positions: Latrobe, PA -- St. Vincent College (Moodys rating Baa1, 5.70% coupon) and Delaware County's Neumann College (S&P rating BBB-, 5.125% coupon).

The fund has also enjoyed superior performance from its core position in inverse floating-rate securities. The interest rate on these bonds grows when short-term interest rates decline. With rates falling so precipitously during the past six months, the fund's inverse floaters have contributed substantially to the fund's income stream.

* BARBELL STRUCTURE, CROSS-MARKET STRATEGY BOOSTED RETURNS

During the summer, our yield curve strategy involved holding bonds that were "laddered" across the maturity spectrum. When the yield curve became exceedingly steep, we began to cluster, or "barbell," the fund's holdings at both the short and long ends of the maturity spectrum.We sold bonds in the intermediate part of the curve, 10-15 year bonds, and purchased issues with 20- to 30-year maturities as well as those in the 5-year range. This tactic proved both timely and worthwhile. After terror struck in September, investors anticipated that the Fed would become increasingly aggressive in cutting interest rates to help bolster the economy. Consequently, the yield curve steepened even further than it had during the summer, reaching its most extreme in early October.

As we progressed into October and November, several economic indicators suggested that concerns about a prolonged recession may have been a bit overblown. There was speculation in the market that the Fed was nearing the end of its easing cycle. Yields began to rise and the yield curve flattened. Municipal and Treasury securities in the middle part of the curve were hit the hardest in terms of price declines. Thus, our barbell positioning was effective in protecting the fund against the brunt of the declines.

As of this writing, we expect the yield curve to steepen again as the market responds to the likelihood of additional rate cuts. Therefore, we recently have begun to unwind this barbell trade in order to return to a more laddered structure.

Over the past two months, we also instituted a "cross-market" strategy that contributed to fund returns. This strategy involves the use of futures contracts when the relationship between Treasury bond yields and municipal bond yields is extreme -- as it has been in recent months -- and likely to snap back into a more "normal" range soon. The strategy we pursued involved buying municipal futures contracts and selling 10-year Treasury note futures contracts. As interest rates rose, Treasury yields rose farther and faster than yields on municipal securities. Consequently, the price of the Treasury futures contracts fell more than the price of the municipal futures contract. At the end of the period, we bought back our Treasury contracts and booked profits on the trade.

* MUNIS REMAIN KEY COMPONENT OF A BALANCED PORTFOLIO

It appears that the economic downturn, which many analysts now believe began over a year ago, is in its latter stages. In fact, if anything, the events of September 11, and the enormously negative sentiment that immediately followed, has accelerated the course of the recession, according to many prominent economists. The jump in short-term Treasury yields that occurred in early November certainly indicated that investors are expecting growth to resume sometime in 2002. In fact, there is now room for yields to drop and bond prices to rise. If, as we believe, the economy strengthens in 2002, lower-rated sectors in both the taxable and tax-free bond markets should be the primary beneficiaries.

In the months ahead, we believe the fund is well positioned to achieve its objectives of income, total return, and protection against downside risk. In addition, municipal bonds are always a key component of a well-balanced portfolio, especially for wealthy individuals. Because they are not correlated with other investments, munis provide an anchor that can help dampen volatility in a diversified portfolio.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more investment risk than a fund that invests more broadly. Even though the investments are diversified among several different issuers within the state, they may all be affected by common economic forces and other factors.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Pennsylvania Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                     Class A         Class B          Class M
(inception dates)   (7/21/89)       (7/15/93)        (7/3/95)
                   NAV     POP     NAV     CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          4.47%  -0.52%   4.13%  -0.87%    4.19%   0.75%
------------------------------------------------------------------------------
1 year            8.96    3.80    8.26    3.26     8.63    5.11
------------------------------------------------------------------------------
5 years          26.25   20.25   22.34   20.44    24.36   20.27
Annual average    4.77    3.76    4.11    3.79     4.46    3.76
------------------------------------------------------------------------------
10 years         84.38   75.66   71.71   71.71    78.43   72.72
Annual average    6.31    5.80    5.56    5.56     5.96    5.62
------------------------------------------------------------------------------
Annual average
(life of fund)    6.70    6.28    5.91    5.91     6.30    6.02
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                            Lehman Municipal         Consumer
                               Bond Index           price index
------------------------------------------------------------------------------
6 months                         3.84%                 0.06%
------------------------------------------------------------------------------
1 year                           8.76                  1.95
------------------------------------------------------------------------------
5 years                         34.44                 11.91
Annual average                   6.10                  2.28
------------------------------------------------------------------------------
10 years                        96.06                 28.88
Annual average                   6.96                  2.57
------------------------------------------------------------------------------
Annual average
(life of fund)                   7.24                  2.93
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/01

                       Class A           Class B            Class M
------------------------------------------------------------------------------
Distributions
(number)                  6                 6                  6
------------------------------------------------------------------------------
Income                $0.22975          $0.20036           $0.216349
------------------------------------------------------------------------------
Capital gains 1           --                --                 --
------------------------------------------------------------------------------
  Total               $0.22975          $0.20036           $0.216349
------------------------------------------------------------------------------
Share value:        NAV     POP            NAV            NAV     POP
------------------------------------------------------------------------------
5/31/01            $8.78   $9.22          $8.77          $8.79   $9.09
------------------------------------------------------------------------------
11/30/01            8.94    9.39           8.93           8.94    9.24
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2              5.05%   4.80%          4.39%          4.74%   4.58%
------------------------------------------------------------------------------
Taxable
equivalent 3        8.53    8.11           7.42           8.01    7.74
------------------------------------------------------------------------------
Current
30-day SEC
yield 4             4.51    4.29           3.85           4.20    4.06
------------------------------------------------------------------------------
Taxable
equivalent 3        7.62    7.25           6.50           7.10    6.86
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 40.81% federal and state combined tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                     Class A         Class B          Class M
(inception dates)   (7/21/89)       (7/15/93)         (7/3/95)
                   NAV     POP     NAV     CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          2.32%  -2.54%   2.00%  -2.99%    2.17%  -1.19%
------------------------------------------------------------------------------
1 year            5.58    0.54    4.91   -0.09     5.15    1.79
------------------------------------------------------------------------------
5 years          25.27   19.33   21.26   19.36    23.26   19.27
Annual average    4.61    3.60    3.93    3.60     4.27    3.59
------------------------------------------------------------------------------
10 years         78.08   69.60   65.81   65.81    72.34   66.73
Annual average    5.94    5.42    5.19    5.19     5.59    5.24
------------------------------------------------------------------------------
Annual average
(life of fund)    6.54    6.13    5.75    5.75     6.14    5.87
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (96.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Pennsylvania (92.1%)
-------------------------------------------------------------------------------------------------------------------
$         3,000,000 Allegheny Cnty., Higher Ed. Bldg. Auth.
                    Rev. Bonds (Robert Morris College),
                    Ser. A, 6 1/4s, 2/15/26                                               Baa3        $   3,037,500
                    Allegheny Cnty., Hosp. Dev. Auth.
                    Rev. Bonds
          2,450,000 (Children's Hosp.), MBIA, 5 3/8s, 7/1/17                              Aaa             2,511,250
          3,450,000 (South Hills Hlth.), Ser. A, MBIA,
                    5 1/8s, 5/1/25                                                        A2              3,143,813
                    Allegheny Cnty., Hosp. Dev. Auth. VRDN
                    (Hlth. Ctr. Presbyterian)
            900,000 Ser. A, MBIA, 1 1/2s, 3/1/20                                          A-1               900,000
            700,000 Ser. D, MBIA, 1 1/2s, 3/1/20                                          VMIG1             700,000
                    Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
          1,675,000 (Med. Ctr. ), FHA Insd., 6 3/4s, 2/1/26                               AAA             1,756,656
          3,305,000 (Environmental Impt. - USX Corp.),
                    6s, 1/15/14                                                           Baa1            3,338,050
          2,000,000 (Environmental Impt. - USX Corp.),
                    Ser. A, 5.6s, 9/1/30                                                  Baa1            1,867,500
          1,500,000 Allegheny Cnty., Port. Auth. Rev. Bonds,
                    FGIC, 5s, 3/1/29                                                      Aaa             1,466,250
          2,000,000 Allegheny Cnty., Redev. Auth. Tax Increment
                    Rev. Bonds (Waterfront Proj.), Ser. B,
                    6.4s, 12/15/18                                                        BBB/P           2,087,500
          2,000,000 Allegheny Cnty., Sanitation Auth. Rev. Bond,
                    MBIA, 5 1/2s, 12/1/30                                                 Aaa             2,075,000
                    Allentown, Hosp. Auth. Rev. Bonds
                    (Sacred Heart Hosp.), Ser. A
          6,650,000 6 3/4s, 11/15/14                                                      Baa3            5,810,438
          1,200,000 6 1/2s, 11/15/08                                                      Baa3            1,156,500
          1,000,000 Bethlehem, Wtr. Auth. Rev. Bonds, FSA,
                    zero %, 11/15/22                                                      Aaa               330,000
          1,500,000 Blair Cnty., Hosp. Auth. Rev. Bonds
                    (Altoona Hosp.), AMBAC, 6 1/2s,
                    7/1/22                                                                Aaa             1,568,910
          1,000,000 Bucks Cnty., Indl. Dev. Auth. Rev. Bonds,
                    AMBAC, 5 1/2s, 9/15/17                                                Aaa             1,053,750
          2,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            2,390,625
          1,100,000 Chester Cnty., Hlth. & Ed. Fac. Auth.
                    Rev. Bonds (Chester Cnty. Hosp.),
                    Ser. A, 6 3/4s, 7/1/31                                                Baa1            1,157,750
            525,000 College Township, Indl. Dev. Auth. 1st Mtge.
                    Hlth. Fac. Rev. Bonds (Nittany Valley
                    Rehab. Hosp.), 7 5/8s, 11/1/07                                        BBB-/P            566,344
            775,000 Columbia Cnty., Hosp. Auth. Rev. Bonds
                    (Bloomsberg Hosp.), 5.9s, 6/1/29                                      BBB-              655,844
          1,010,000 Dauphin Cnty., G.O. Bonds, AMBAC,
                    5.1s, 11/15/18                                                        Aaa             1,025,150
          2,110,000 Dauphin Cnty., Gen. Auth. Hosp.
                    Rev. Bonds (Northwest Med. Ctr.),
                    8 5/8s, 10/15/13                                                      BBB-            2,328,913
          2,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
                    (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BBB/P           1,937,500
          1,000,000 Dauphin Cnty., Indl. Dev. Auth. Wtr.
                    Rev. Bonds (Dauphin Cons. Wtr. Supply),
                    Ser. A, 6.9s, 6/1/24                                                  A3              1,223,750
          4,500,000 Delaware Cnty., Auth. Rev. Bonds
                    (Villanova U.), Ser. A, MBIA, 5s, 12/1/28                             Aaa             4,410,000
                    Delaware Cnty., College Auth. Rev. Bonds
          1,000,000 (Haverford College), 5 3/4s, 11/15/25                                 Aa3             1,060,000
          2,805,000 (Neumann College), 5 1/8s, 10/1/11                                    BBB-            2,808,506
                    Delaware Cnty., Hosp. Auth. Rev. Bonds
                    (Crozer-Chester Med. Ctr.)
          1,000,000 6s, 12/15/20                                                          Baa2              973,750
          3,235,000 Ser. A, 5.3s, 12/1/27                                                 Baa2            2,850,844
          4,000,000 Delaware Cnty., Indl. Dev. Auth. Resource
                    Recvy. Rev. Bonds, Ser. A, 6.1s, 7/1/13                               BBB             4,150,000
          3,000,000 Delaware Valley, Regl. Fin. Auth. Local Govt.
                    Rev. Bonds, Ser. B, AMBAC, 5.7s, 7/1/27                               Aaa             3,288,750
          4,100,000 Doylestown, Hosp. Auth. Rev. Bonds
                    (Doylestown Hosp. Pine Run), Ser. A,
                    7.2s, 7/1/23                                                          Baa1            4,484,375
          2,000,000 Erie, Higher Ed. Bldg. Auth. College
                    Rev. Bonds (Gannon U.), Ser. D,
                    5.85s, 6/1/15                                                         Baa2            2,012,500
                    Erie-Western PA Port Auth. Rev. Bonds
            915,000 6 7/8s, 6/15/16                                                       BBB/P             968,756
          1,365,000 6 1/4s, 6/15/10                                                       BBB/P           1,453,725
          4,150,000 Harrisburg, Auth. Wtr. IFB, FGIC,
                    9.67s, 6/18/15                                                        Aaa             4,482,000
          2,350,000 Hazleton, Hlth. Svcs. Auth. Rev. Bonds
                    (St. Joseph Med. Ctr.), 6.2s, 7/1/26                                  BBB+            2,285,375
          1,285,000 Langhorne Manor Boro Higher Edl. Auth.
                    Rev. Bonds (Woods Services),
                    5.1s, 11/15/21                                                        AA              1,257,694
          1,500,000 Latrobe, Indl. Dev. Auth. Rev. Bonds
                    (St. Vincent College Project),
                    5.7s, 5/1/31                                                          Baa1            1,501,875
          1,950,000 Lehigh Cnty., Gen. Purpose Auth.
                    Rev. Bonds (Lehigh Hosp. Hlth.
                    Network), FSA, 5 1/4s, 7/1/16                                         Aaa             2,015,813
          5,050,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control
                    IFB (PA Pwr. & Lt. Co.), MBIA, 10.788s,
                    9/1/29 (acquired 6/20/95,
                    cost $5,572,473) (RES)                                                AAA/P           6,066,305
                    Lehigh Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (PA Pwr. & Lt. Co.)
          3,575,000 Ser. B, MBIA, 6.4s, 9/1/29                                            Aaa             3,932,500
          3,000,000 Ser. A, MBIA, 5 1/2s, 2/15/27                                         Aaa             3,033,750
          2,000,000 Luzerne Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Gas & Wtr. Co.), Ser. B, 7 1/8s, 12/1/22                             A3              2,093,860
          4,655,000 McKeesport, Area School Dist. G.O. Bonds,
                    MBIA, zero %, 10/1/18                                                 Aaa             1,949,281
            705,000 McKeesport, Hosp. Auth. Rev. Bonds,
                    6 1/4s, 7/1/03                                                        Baa2              730,556
          3,000,000 New Morgan, Indl. Dev. Auth. Solid Waste
                    Disp. Rev. Bonds (New Morgan
                    Landfill Co., Inc.), 6 1/2s, 4/1/19                                   BB-             3,003,750
          2,000,000 Northeastern PA Hosp. & Edl. Auth.
                    College Rev. Bonds (Kings College),
                    Ser. B, 6s, 7/15/11                                                   BBB             2,060,000
                    PA Convention Ctr. Auth. Rev. Bonds, Ser. A
          5,000,000 6 3/4s, 9/1/19                                                        Baa2            5,306,250
          3,020,000 MBIA, 6 3/4s, 9/1/19                                                  Aaa             3,352,200
          2,000,000 PA Econ. Dev. Fin. Auth Solid Waste Disp.
                    Rev. Bonds (Procter & Gamble Paper.),
                    5 3/8s, 3/1/31                                                        Aa3             1,975,000
          3,000,000 PA Econ. Dev. Fin. Auth. Indl. Dev. Rev.
                    Bonds (GEHL Co. Inc. ), 9s, 9/1/10                                    BBB/P           3,075,390
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          4,000,000 (MacMillan Ltd. Partnership),
                    7.6s, 12/1/20                                                         A3              4,705,000
          1,000,000 (Amtrak Project), Ser. A, 6 1/4s, 11/1/31                             A3              1,020,000
          4,125,000 PA School Dist., FRB, 9.587s, 3/1/29
                    (acquired 2/1/00, cost $3,645,923) (RES)                              Aaa             4,620,000
                    PA School Dist., G.O. Bonds, Ser. C, MBIA
          2,000,000 5 1/2s, 3/1/24                                                        Aaa             2,067,500
          3,000,000 5s, 7/1/15                                                            Aaa             3,018,750
                    PA State Econ. Dev. Fin. Auth. Resource
                    Recvy. Rev. Bonds
          2,490,000 Ser. D, 7.15s, 12/1/18                                                BBB-            2,623,838
          1,000,000 (Colver), Ser. D, 7 1/8s, 12/1/15                                     BBB-            1,053,750
          2,300,000 (Northampton Generating), Ser. A,
                    6.6s, 1/1/19                                                          BBB-            2,323,000
          1,000,000 (Northampton Generating), Ser. A,
                    6 1/2s, 1/1/13                                                        BBB-            1,007,500
                    PA State G.O. Bonds
          2,000,000 Ser. 1, 5s, 1/15/05                                                   Aa2             2,105,000
          3,200,000 (Canon McMillan School Dist.), FGIC,
                    zero %, 12/1/19                                                       Aaa             1,256,000
          3,230,000 (Canon McMillan School Dist.), FGIC,
                    zero %, 12/1/18                                                       Aaa             1,340,450
          2,000,000 (Canon McMillan School Dist.), FGIC,
                    zero %, 12/1/17                                                       Aaa               885,000
                    PA State Higher Ed. Assistance Agcy. IFB,
                    Ser. B
          3,850,000 AMBAC, 10.288s, 3/1/22                                                Aaa             4,133,938
          2,400,000 MBIA, 12.775s, 3/1/20                                                 Aaa             2,955,000
          1,645,000 PA State Higher Ed. Assistance Agcy.
                    Rev. Bonds (Capital Acquisition), MBIA,
                    5s, 12/15/06                                                          AAA             1,764,263
          5,000,000 PA State Higher Ed. Facs. Auth. College &
                    U. Revisions Rev. Bonds (Trustees U.),
                    MBIA, 4 3/4s, 7/15/33                                                 Aaa             4,600,000
                    PA State Higher Ed. Facs. Auth. G.O. Bonds
                    (Allegheny), Ser. B
            225,000 6 1/8s, 11/1/13                                                       BBB+              232,313
          2,375,000 6 1/8s, 11/1/13 (Prerefunded)                                         AAA             2,588,750
                    PA State Higher Ed. Facs. Auth. Rev. Bonds
          1,000,000 (College Science & Agriculture),
                    5.35s, 4/15/28                                                        Baa3              888,750
          1,750,000 (UPMC Hlth. Syst.), Ser. A, 6s, 1/15/31                               A+              1,809,063
                    PA State Tpk. Rev. Bonds
          1,500,000 Ser. S, 5 1/2s, 6/1/15                                                Aa3             1,601,250
          1,000,000 Ser. R, 5s, 12/1/30                                                   Aaa               978,750
          3,250,000 PA State, Tpk. Comm. Oil Franchise
                    Tax Rev. Bonds, Ser. B, AMBAC,
                    4 3/4s, 12/1/27                                                       Aaa             3,006,250
          2,220,000 Philadelphia, Auth. Indl. Dev. Arpt.
                    Rev. Bonds (Aero Philadelphia, LLC),
                    5 1/2s, 1/1/24                                                        BB/P            1,712,175
                    Philadelphia, G.O. Bonds
          2,000,000 FGIC, 4 3/4s, 5/15/20                                                 Aaa             1,915,000
          1,065,000 FSA, 3.85s, 9/15/04                                                   Aaa             1,092,956
                    Philadelphia, Gas Works Rev. Bonds
          2,550,000 FSA, 6 3/8s, 7/1/26                                                   Aaa             2,738,063
          2,035,000 Ser. 14, 6 1/4s, 7/1/08                                               Baa2            2,108,769
          2,600,000 Ser. 2, FSA, 5 1/2s, 7/1/16                                           Aaa             2,726,750
          2,000,000 Ser. 3, FSA, 5 1/8s, 8/1/31                                           Aaa             1,975,000
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Rev. Bonds
            882,239 (Graduate Hlth. Syst.), 6 5/8s, 7/1/21
                    (In default) (NON)                                                    D                 144,467
          4,275,000 (Jeanes Hlth. Syst.), 6.6s, 7/1/10                                    BBB             4,392,563
          1,585,000 (Cmnty. College of Philadelphia),
                    AMBAC, 5 1/2s, 5/1/18                                                 Aaa             1,658,306
          2,985,524 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Student Loan, Ser. A&B, 7 1/4s, 7/1/18
                    (In default) (NON)                                                    Ca                488,880
            300,000 Philadelphia, Indl. Dev. Auth. FRB (Inst.
                    Cancer Research), Ser. A, 1.6s, 7/1/13                                                  300,000
          5,150,000 Philadelphia, Indl. Dev. Auth. Rev. Bonds
                    (Gallery II Garage), 6.4s, 2/15/13                                    BBB-/P          5,220,813
          3,100,000 Philadelphia, Indl. Dev. Auth. VRDN
                    (Fox Chase Cancer Ctr.), 1.6s, 7/1/25                                 A-1+            3,100,000
          3,000,000 Philadelphia, Wtr. & Wastewtr. Rev. Bonds,
                    MBIA, 6 1/4s, 8/1/08                                                  Aaa             3,390,000
          2,160,000 Pittsburgh, G.O. Bonds, AMBAC,
                    5 1/2s, 9/1/14                                                        Aaa             2,257,200
          2,850,000 Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds,
                    Ser. 415, 9.1s, 9/1/13 (acquired 9/3/98,
                    cost $3,950,727) (RES)                                                AAA             3,883,125
          1,500,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P            1,509,375
          2,470,000 Trafford, School Dist. Rev. Bonds, MBIA,
                    6.6s, 5/1/08                                                          Aaa             2,738,613
          1,200,000 Washington Cnty., Hosp. Auth. Rev. Bonds
                    (Washington Hosp.), AMBAC,
                    5 1/2s, 7/1/17                                                        Aaa             1,273,500
            400,000 Washington Cnty., Indl. Dev. Auth.
                    1st Mtge. Rev. Bonds (AHF/Central
                    States Inc.), 5 1/8s, 11/1/19                                         D/P               200,000
          1,145,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+            1,147,863
          3,000,000 Wilkes-Barre, School Dist. Rev. Bonds,
                    FGIC, 6 3/8s, 4/1/15                                                  Aaa             3,292,500
          1,030,000 York Cnty., Hosp. Auth. Rev. Bonds
                    (Hlth. Ctr. Village at Sprenkle Drive),
                    Ser. A, 7 3/4s, 4/1/21                                                AAA/P           1,069,583
          2,000,000 York Cnty., Indl. Dev. Auth. Rev. Bonds,
                    Ser. A, 5 1/2s, 9/1/20                                                Baa1            1,975,000
          1,065,000 York Cnty., Indl. Dev. Auth. 1st Mtge. Hlth.
                    Fac. Rev. Bonds (Rehabilitation Hosp.
                    of York), 7 1/2s, 9/1/07                                              BBB-/P          1,140,881
                                                                                                      -------------
                                                                                                        226,707,295

Puerto Rico (4.6%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
                    Rev. Bonds, Ser. T, 6 5/8s, 7/1/12                                    Aaa             1,563,705
          2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O.
                    Bonds, Ser. A, FSA, 5 7/8s, 8/1/14                                    AAA             2,232,500
                    Cmnwlth. of PR, G.O. Bonds
          2,500,000 MBIA, 5 3/4s, 7/1/26                                                  Aaa             2,850,000
          2,000,000 FSA, 5 1/2s, 7/1/18                                                   Aaa             2,182,500
          1,500,000 PR, Indl. Tourist Edl. Med. & Env. Control
                    Fac. Rev. Bonds (Cogen Facs.-AES
                    PR Project), 6 5/8s, 6/1/26                                           Baa2            1,625,625
          1,000,000 PR, Ports Auth. Rev. Bonds (American
                    Airlines), Ser. A, 6 1/4s, 6/1/26                                     Ba2               832,500
                                                                                                      -------------
                                                                                                         11,286,830
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $234,444,518) (b)                                         $ 237,994,125
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $246,093,964.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $234,444,518, resulting in gross unrealized appreciation and depreciation of $10,388,790 and $6,839,183, respectively, or net unrealized appreciation of $3,549,607.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2001 was $14,569,430 or 5.9% of net assets.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at November 30, 2001.

      The fund had the following industry group concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

            Health care/hospitals        21.8%
            Education                    21.6
            Water and sewer              13.9

      The fund had the following insurance concentration greater than 10% at November 30, 2001
      (as a percentage of net assets):

            MBIA                         22.5%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $234,444,518) (Note 1)                                        $237,994,125
-------------------------------------------------------------------------------------------
Cash                                                                              1,370,134
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,349,768
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              664,457
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,633,847
-------------------------------------------------------------------------------------------
Total assets                                                                    248,012,331

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               129,988
-------------------------------------------------------------------------------------------
Payable to securities purchased                                                   1,139,657
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          113,754
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        305,804
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           73,617
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        15,472
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,421
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              109,720
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               28,934
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,918,367
-------------------------------------------------------------------------------------------
Net assets                                                                     $246,093,964

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $248,049,789
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        121,144
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (5,626,576)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,549,607
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $246,093,964

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($169,422,813 divided by 18,953,415 shares)                                           $8.94
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.94)*                                $9.39
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($73,086,857divided by 8,184,666 shares)+                                             $8.93
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,584,294 divided by 400,753 shares)                                                $8.94
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.94)**                               $9.24
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2001 (Unaudited)
Tax exempt interest income:                                                     $ 7,145,660
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    603,042
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      124,928
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,638
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,225
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               166,284
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               304,388
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 7,696
-------------------------------------------------------------------------------------------
Other                                                                                52,888
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,269,089
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (34,847)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,234,242
-------------------------------------------------------------------------------------------
Net investment income                                                             5,911,418
-------------------------------------------------------------------------------------------
Net realized gain on investments (Note 1)                                           437,694
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     118,700
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                      3,547,388
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,103,782
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $10,015,200
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  5,911,418     $ 11,877,395
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                          556,394        1,025,982
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              3,547,388       10,235,915
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   10,015,200       23,139,292
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,257,349)      (8,515,423)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,597,119)      (3,239,388)
--------------------------------------------------------------------------------------------------
   Class M                                                                (73,790)        (136,754)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           12,228,264       (1,993,324)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           16,315,206        9,254,403

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   229,778,758      220,524,355
--------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $121,144
and $137,984, respectively)                                          $246,093,964     $229,778,758
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $8.78        $8.35        $9.12        $9.49        $9.21        $9.08
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .23          .47          .47          .46          .49          .50
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .16          .43         (.77)        (.28)         .31          .20
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .39          .90         (.30)         .18          .80          .70
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.47)        (.47)        (.46)        (.48)        (.49)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.09)        (.04)        (.08)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.47)        (.47)        (.55)        (.52)        (.57)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.94        $8.78        $8.35        $9.12        $9.49        $9.21
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.47*       11.04        (3.30)        1.91         8.92         7.94
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $169,423     $159,363     $141,406     $179,327     $187,272     $185,041
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .87          .87          .98          .98          .98
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.56*        5.45         5.44         4.89         5.16         5.39
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.53*       13.31        14.85        14.28        40.76        38.10
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                          Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $8.77        $8.34        $9.11        $9.48        $9.20        $9.07
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .42          .41          .40          .42          .44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .16          .43         (.77)        (.28)         .32          .20
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .36          .85         (.36)         .12          .74          .64
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.42)        (.41)        (.40)        (.42)        (.43)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.09)        (.04)        (.08)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.42)        (.41)        (.49)        (.46)        (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.93        $8.77        $8.34        $9.11        $9.48        $9.20
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.13*       10.33        (3.94)        1.24         8.22         7.24
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $73,087      $67,541      $76,921      $98,447      $90,303      $77,399
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75*        1.52         1.52         1.63         1.63         1.63
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.23*        4.80         4.79         4.24         4.51         4.73
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.53*       13.31        14.85        14.28        40.76        38.10
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $8.79        $8.36        $9.12        $9.49        $9.22        $9.09
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .45          .44          .43          .46          .47
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .15          .43         (.76)        (.28)         .30          .21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .37          .88         (.32)         .15          .76          .68
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.45)        (.44)        (.43)        (.45)        (.47)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.09)        (.04)        (.08)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.45)        (.44)        (.52)        (.49)        (.55)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.94        $8.79        $8.36        $9.12        $9.49        $9.22
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.19*       10.70        (3.48)        1.60         8.47         7.61
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,584       $2,874       $2,197       $3,363       $1,994         $660
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .58*        1.17         1.17         1.28         1.28         1.28
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.42*        5.16         5.14         4.59         4.85         5.04
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.53*       13.31        14.85        14.28        40.76        38.10
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Pennsylvania tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $5,731,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,668,000    May 31, 2008
     3,063,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii): 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2001, the fund's expenses were reduced by $34,847 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $542 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $20,294 and $299 from the sale of class A and class M shares, respectively, and $42,310 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.40% is assessed on certain redemptions of class M shares. For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received $167 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $24,432,382 and $19,752,333, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,862,248        $ 16,630,793
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  270,563           2,419,303
---------------------------------------------------------------------------
                                             2,132,811          19,050,096

Shares
repurchased                                 (1,325,138)        (11,833,897)
---------------------------------------------------------------------------
Net increase                                   807,673        $  7,216,199
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,868,989        $ 33,471,653
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  561,552           4,882,430
---------------------------------------------------------------------------
                                             4,430,541          38,354,083

Shares
repurchased                                 (3,214,988)        (27,917,590)
---------------------------------------------------------------------------
Net increase                                 1,215,553        $ 10,436,493
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    944,785         $ 8,452,041
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  103,504             924,663
---------------------------------------------------------------------------
                                             1,048,289           9,376,704

Shares
repurchased                                   (562,655)         (5,030,598)
---------------------------------------------------------------------------
Net increase                                   485,634         $ 4,346,106
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,006,545        $  8,754,984
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  216,833           1,881,685
---------------------------------------------------------------------------
                                             1,223,378          10,636,669

Shares
repurchased                                 (2,744,935)        (23,625,951)
---------------------------------------------------------------------------
Net decrease                                (1,521,557)       $(12,989,282)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     72,857            $658,393
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,472              66,850
---------------------------------------------------------------------------
                                                80,329             725,243

Shares
repurchased                                     (6,628)            (59,284)
---------------------------------------------------------------------------
Net increase                                    73,701            $665,959
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     88,480           $ 772,244
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,752             119,695
---------------------------------------------------------------------------
                                               102,232             891,939

Shares
repurchased                                    (38,028)           (332,474)
---------------------------------------------------------------------------
Net increase                                    64,204           $ 559,465
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA054-76294  047/226/2AE  1/02